                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   ___________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 6, 2003


                             CEDAR INCOME FUND, LTD.
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               (Exact name of registrant as specified in charter)



  Maryland                            0-14510                 42-1241468
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(State or other                     (Commission              (IRS Employer
Jurisdiction of                     File Number)           Identification No.)
Incorporation)



44 South Bayles Avenue, Port Washington, New York                      11050
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code          (516) 767-6492



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(Former name or former address, if changed since last report)

Item 2.      Acquisition or Disposition of Assets

Purchase of Fairview Plaza, Fairview Township, PA; Newport Plaza,
Howe Township, PA; Halifax Plaza, Halifax Township, PA

Pursuant to certain agreements, as filed herewith, for the sale/purchase of the three captioned shopping center properties located near Harrisburg, Pennsylvania, each anchored by a Giant supermarket, Cedar Income Fund Partnership, L.P. (the "Operating Partnership") through certain newly-created limited partnership entities, completed the purchase for the Fairview Plaza property on January 10, 2003 and the Newport and Halifax Plaza properties on February 6, 2003. The properties are held through an umbrella limited partnership, Fairport Associates, L.P. (sometimes hereinafter referred to as "Fairport"), in which a limited liability company (CIF-Fairport Associates, LLC, sometimes hereinafter referred to as "CIF Entities") of which the Operating Partnership is the sole member, is the sole general partner. Fairport Associates, L.P., in turn, owns 99% as limited partner in Newport Plaza Associates, L.P., Halifax Plaza Associates, L.P. and Fairview Plaza Associates, L.P., each of which owns respectively, the Newport Plaza, Halifax Plaza and Fairview Plaza shopping centers (sometimes hereinafter referred to as "Newport", "Halifax" and "Fairview", respectively). The general partner (with a 1% general partnership interest) of each of Newport Plaza Associates, L.P., Halifax Plaza Associates, L.P. and Fairview Plaza Associates, L.P. is a single-purpose limited liability company of which the Operating Partnership is the sole managing member.

The seller of the Newport Plaza and Halifax Plaza properties was Caldwell Development Company; the seller of the Fairview Plaza was Double M Development, a Pennsylvania partnership, in which Mark Caldwell, the principal of Caldwell Development Company, is also a general partner. The purchase of all three properties was negotiated at the same time. All three properties were offered as a package by the sellers. Accordingly, while the purchase of one property (Fairview Plaza) closed prior to the other two, the purchase of all three properties is being treated as a single related transaction for purposes of reporting under Item 2 of Form 8-K.

The largest tenant at each of the three respective shopping centers is Giant Food Stores, LLC, ("Giant") with a store of approximately 59,237 sq. ft. at Fairview Plaza, 32,000 sq. ft. at Newport Plaza and 43,400 sq. ft. at Halifax Plaza. The aggregate base rents and contributions to common area maintenance, real estate taxes and insurance costs (and private sewer at Newport Plaza) for Giant in the three properties is approximately $1,387,200 (including additional rent of approximately $160,000 at Newport Plaza pursuant to exercise of a certain building purchase option at closing, as further described below), which amount represents approximately 61% of the total net income and contributions toward expenses for the three properties. In the event Giant's credit is reduced below BBB-, the interest rate "spread" for the loans on the Newport and Halifax properties, as further described below, will be increased from 210 to 250 basis points. In the event Giant should declare bankruptcy or should otherwise fail to honor its leases, the loss of income and the costs of replacing such tenancies and of redeveloping the respective premises for other tenants, plus lost rents pending any such re-leasing and redevelopment, would require substantial additional funds in excess of funds available to CIF-Fairport Associates, LLC, or any of its affiliated ownership entities for the properties, or the Company or Operating Partnership at this time.

Fairview Plaza is a 69,579 sq. ft. shopping center located on approximately 6.77 acres on Old York Road in Fairview Township, PA. The purchase price, exclusive of closing costs and adjustments, was $8,000,000. Its tenants, in addition to a 59,237 sq. ft. Giant supermarket as mentioned above, include McDonald's, Subway, Pennsylvania Liquor Control Board retail store, and a regional bank.

Newport Plaza is a 66,789 sq. ft. shopping center located on approximately 12 acres on Route 34 in Howe Township, PA. The purchase price, exclusive of closing costs and adjustments, was $4,780,000. Its tenants, in addition to a 43,400 sq. ft. Giant supermarket as mentioned above, include a Rite Aid drug store, McDonald's, Subway, Pennsylvania Liquor Control Board retail store, and a regional bank.

Halifax Plaza is a 54,150 sq. ft. shopping center located on approximately 8.5 acres on Peters Mountain Road in Halifax Township, PA. The purchase price, exclusive of closing costs and adjustments, was $5,240,000. Its tenants, in addition to a 32,000 sq. ft. Giant supermarket as mentioned above, include a Rite Aid drug store, McDonald's, Subway, Pennsylvania Liquor Control Board retail store, and a regional bank.

The purchase of the Fairview Plaza property was funded in part by a first mortgage from General Electric Capital Corporation in the amount of $6,080,000. The loan is for a period of ten years, at an interest rate of 5.64%, with amortization on a 30-year schedule. Annual debt service on the loan, including both interest and amortization, is approximately $430,000. The loan is prepayable only upon payment of a penalty equal essentially to the difference between the interest cost/yield of the loan and the then-prevailing lending/borrowing rates, discounted to then-present values, for the balance of the term of the loan.

Repayment of the loan is with recourse only to the property, except that Cedar Income Fund, Ltd. (the "Company") and the Operating Partnership, are responsible, without limitation, for liability under the loan resulting from fraud or willful misrepresentation, environmental matters, misappropriation of proceeds or improper retention of certain funds within the possession of the borrower.

The loans for all three properties require liquidity in the Company and the Operating Partnership on a consolidated basis of not less than $1 million. The loan on the Newport and Halifax properties require a combined net worth of not less than $13 million including equity of the minority interests and limited partner. (The Fairview property was a $5 million requirement).

The purchases of the Newport Plaza and Halifax Plaza properties were funded in part by first mortgage loans from Citizens Bank of Pennsylvania, in the respective amounts of $3,935,000 and $4,265,000. The loans are for a period of seven years, at an interest rate of 6.43%, with amortization at $78,000 per annum ($109,200 per annum after the additional $1,600,000 loan funding) for the Newport Plaza and at $90,000 per annum for Halifax Plaza. Annual debt service on the Newport and Halifax Plaza loans, including both interest and amortization, is approximately $800,000 in the aggregate. The loans are prepayable without penalty except for applicable "breakage fees" under the interest rate protection agreements.

The interest rate on the Newport and Halifax loans was determined by a "spread" of 210 basis points over 30-day LIBOR (London Inter Bank Offered Rate). The borrowers entered into interest rate "swaps" for the entire amounts and terms of the respective loans, swapping 30-day LIBOR for a fixed rate of 4.33%, so as to result in a fixed rate of 6.43%.

Repayment of the loans are with recourse only to the respective properties, except that the Company and the Operating Partnership have guaranteed repayment of 20% of each of the respective loan amounts, as well as the interest on the loans and the hedging costs, and are also responsible, without limitation, for liability under the respective loans resulting from fraud or willful misrepresentation, environmental matters, misappropriation of proceeds or improper retention of certain funds within the possession of the respective Borrowers or guarantors.

The respective borrowers paid fees to the lender of approximately $55,300 for the loan on Newport Plaza and approximately $42,650 for the loan on Halifax Plaza. The respective borrowers also paid fees to iCap Realty Advisors of 0.75% of the aggregate loan amounts ($36,750 for Newport Plaza and $36,750 for Halifax Plaza) in connection with the placement of the financing with Citizens Bank of Pennsylvania.

The total cash requirements, including the purchase price above the previously-described first mortgage financings for the three properties, plus closing costs, costs of interest rate swaps, and fees were approximately $4,898,475. Of the cash requirements at closing, Kimco Preferred Investor III, Inc. ("Kimco Investor") funded approximately $3,740,000. The Company has previously concluded the purchase of the Loyal Plaza Shopping Center, Williamsport, Pennsylvania, in a joint venture arrangement with another affiliate of Kimco Realty Corporation as further described in the 8-K flied for that transaction. The funds contributed by the Operating Partnership to Fairport Associates, L.P., approximately $1,160,000, were funded from available cash, including proceeds of certain investments made in certain units of the Operating Partnership by Homburg Invest (USA) Inc. as described in an earlier 8-K filing.

APC Realty Advisors, Inc., as advisor to the Company in connection with placement of first mortgage financing with GECC and equity funding by (an affiliate of) Kimco Realty Corporation, will receive $100,000 in cash. Such amounts are in addition to the cash contributions to equity described above.

Cedar Bay Realty Advisors, Inc. ("CBRA"), the investment advisor to the Company and the Operating Partnership, wholly-owned by Leo S. Ullman, Chairman and President of the Company, will receive acquisition fees in the aggregate amount of $180,400 (1% of the purchase price of each of the properties in accordance with the Administrative and Advisory Agreement, as amended, currently in effect between the Company and CBRA), which will be paid by the Company out of available cash flow. Such amounts are also in addition to the cash contributions to equity described above.

The purchase price for the Newport property and the first mortgage loan balance will be increased by approximately $1.6 million, respectively, in connection with the exercise by purchaser, pursuant to notice given on February 11, 2003 and effective sixty days thereafter, for the purchase of the building presently owned by Giant at this property. The ground under the building has been leased to date by Giant while it owned the building. The purchaser paid a $160,000 deposit in connection with the exercise of that option. The purchase price represents the depreciated cost to Giant for the construction of the building. At closing of the purchase of the building, the amount of approximately $1.6 million would be funded by the lender and the amount of $160,000 advanced by the Operating Partnership will be refunded - less legal fees, transfer taxes and title charges. The additional borrowing will be at the same terms (and hedged) as the initial borrowing.

The Company intends to continue to operate the properties as shopping centers.

Management of each of the shopping centers will be vested with Brentway Management LLC, an affiliate of the Company. The management company will be entitled to standard arm's length fees for property management, leasing and construction management. Brentway Management is owned by Leo S. Ullman and Brenda Walker, directors and officers of the Company.

The Company's indirect ownership interests range from 50% of cash flow to a 30% residual sharing interest in the respective partnerships owning each of the three properties.

The partnership agreements for each of the respective properties provide essentially that Kimco Investor will be entitled to receive an amount which accrues on its capital contributions as a "preferred return" of 12.5%, after which the CIF Entities will be entitled to receive an amount which accrues on its capital contributions as a "preferred return" of 12.5%; thereafter, any excess cash flow is divided 50% to Kimco Investor and 50% to the CIF Entities. In the event of a "capital transaction" (sale or refinancing, for example) the initial proceeds of such transaction after repayment of third party debt shall be distributed as follows: first to repayment of "default capital contributions", as described below, then to "additional capital contributions", next to Kimco Investor until its initial capital contribution is reduced to zero, then to Kimco Investor until it achieves a 12.5% internal rate of return ("IRR"), then to the CIF Entities until its capital contribution balance is reduced to zero, then until it receives a 12.5% IRR, and then in accordance with the residual sharing ratio (30% to the Company and 70% to Kimco Investor). As each of the properties, and the respective ownership entities, are all under the Fairport partnership umbrella, and all receipts/distributions are funneled to the Fairport partnership entity, and as all distributions and priority payments, are covered by the Fairport partnership agreement, any shortfall in required priority payments by any one of the three properties, will be offset by excess cash receipts from any other of the properties prior to any other distribution for the benefit of any affiliate of the Operating Partnership.

The effect of the preferred IRR arrangements with Kimco Investor will expose the Company's contributed capital, in the event of a capital transaction, to cover any shortfall in Kimco Investor's rate of return. There will not be any exposure beyond the potential inability of the CIF Entities to realize repayment of such contributed amounts (and any undistributed income). Management believes, based on its projections, that, absent unforeseen negative results for the respective shopping centers, such as a prolonged vacancy of a substantial portion of one of the shopping centers, for example, and/or a dramatic reduction in rents, the shopping centers, respectively, if sold or refinanced, should generate sufficient funds to pay such preferred returns.

Each partner shall be required to make additional contributions in proportion to their respective sharing ratios (initially 82.4% for Kimco Investor and 17.6% for the CIF Entities) if approved by the partners for the conduct of the respective partnership's business. The failure by a partner to make any additional capital contributions will generally not give rise to recourse by one partner against another.

Either party shall have the right after December 31, 2007 to initiate a procedure for offering the three properties (not just one or two of the properties) for sale for amounts in excess of any debt secured by the three properties plus unreturned capital contributions, or to initiate a "buy-sell" option for the three properties.

The foregoing discussions prepared by management of the Company may contain certain forward-looking statements within the meaning of the Securities Acts with respect to the Company's expectations for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, the actual results may differ materially from those set forth in such forward-looking statements; the Company can give no assurances that its expectations will in fact be achieved.

The above descriptions of the purchase and partnership arrangements and related matters with respect to the acquisition of the three respective properties have been prepared by management and are subject in each case to the actual terms set forth in the attached Exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial statements of the property acquired will be filed separately.
(b) Pro Forma financial information relative to the acquired property will be filed separately.
(c) Exhibits


The following exhibits are included herein:

(10.1) Limited Partnership Agreement of Fairport Associates, L.P. between CIF-Fairport Associates, LLC and Kimco Preferred Investor III, Inc, dated as of January 8, 2003;
(10.2) Agreement for the Sale of Real Estate of Fairview Plaza by and between Cedar Income Fund Partnership, L.P. and Double M Development, dated ________, 2002;
(10.3) Limited Partnership Agreement of Fairview Plaza Associates, L.P. between CIF-Fairview Associates, LLC and Fairport Associates, L.P., dated __________, 2003;
(10.4) Property Management Agreement (Fairview Plaza) between Fairview Plaza Associates, L.P. and Brentway Management LLC, dated January 9, 2003;
(10.5) Loan Agreement from General Electric Capital Corp. to Fairview Plaza Associates, L.P., dated as of January ____, 2003;
(10.6) Assignment of Leases and Rents by Fairview Plaza Associates, L.P. to General Electric Capital Corporation, dated as of January ___, 2003;
(10.7) Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Fairview Plaza Associates, L.P. for the benefit of General Electric Capital Corporation, is executed as of January ______, 2003;
(10.8) Promissory Note for Fairview Plaza Associates, L.P. to General Electric Capital Corporation, dated January ___, 2003;
(10.9) Bill of Sale by Double M Development to Fairview Plaza Associates, L.P., dated January ___, 2003;
(10.10) Loans to One Borrower Certificate from General Electric Capital Corp. to Fairview Plaza Associates, L.P. guaranteed by Cedar Income Fund, Ltd., dated January ___, 2003;
(10.11) Agreement for the Sale of Real Estate of Newport Plaza by and between Cedar Income Fund Partnership, L.P. and Caldwell Development, Inc., dated as of August ___, 2002;
(10.12) Limited Partnership Agreement of Newport Plaza Associates, L.P. between CIF-Newport Plaza Associates, LLC and Fairport Associates, L.P., dated as of January 7, 2003;
(10.13) Property Management Agreement (Newport Plaza) between Newport Plaza Associates, L.P. and Brentway Management LLC, dated as of January ___, 2003;
(10.14) Escrow Agreement by and between Caldwell Development, Inc. and Newport Plaza Associates, L.P. and Citizens Bank of Pennsylvania, dated February ___, 2003;
(10.15) Bill of Sale by Caldwell Development, Inc. to Newport Plaza Associates, L.P., executed January __, 2003;
(10.16) Indemnification Agreement between Mark G. Caldwell and Newport Plaza Associates, L.P. by and between Mark G. Caldwell and Newport Plaza Associates, L.P., dated February __, 2003;
(10.17) Loan Agreement by and between Newport Plaza Associates, L.P. and Citizens Bank of Pennsylvania, dated ________, 2003;
(10.18) Promissory Note from Citizens Bank of Pennsylvania for the benefit of Newport Plaza Associates, L.P., dated _________, 2003;
(10.19) Open-End Mortgage and Security Agreement between Newport Plaza Associates, L.P. and Citizens Bank of Pennsylvania, dated ________, 2003;
(10.20) Assignment of Leases and Rents by Newport Plaza Associates, L.P. and Citizens Bank of Pennsylvania, dated ________, 2003;
(10.21) General Collateral Assignment by and between Newport Plaza Associates, L.P. and Citizens Bank of Pennsylvania, made _______, 2003;
(10.22) Environmental Indemnity Agreement by Newport Plaza Associates, L.P. and Citizens Bank of Pennsylvania, made _________, 2003;
(10.23) Guaranty and Suretyship Agreement by Cedar Income Fund, Ltd. and Cedar Income Fund Partnership, L.P. made in favor of Citizens Bank of Pennsylvania, made ____, 2003;
(10.24) Interest Rate Swap Agreement (Reference: CMD00075) from Citizens Bank of Pennsylvania to Newport Plaza Associates, L.P., dated February 10, 2003;

(10.25) Interest Rate Swap Agreement (Reference: CMD00077) from Citizens Bank of Pennsylvania to Newport Plaza Associates, L.P., dated February 11, 2003;
(10.26) Interest Rate Swap Agreement (Reference: CMSW10001) from Citizens Bank of Pennsylvania to Newport Plaza Associates, L.P., dated February 14, 2003;
(10.27) Agreement for the Sale of Real Estate of Halifax Plaza between Cedar Income Fund Partnership, L.P. and Caldwell Development Company, dated August __, 2002;
(10.28) First Addendum to Agreement of Sale of Halifax Plaza between Cedar Income Fund Partnership, L.P. and Caldwell Development Company, dated August __, 2002;
(10.29) Limited Partnership Agreement of Halifax Plaza Associates, L.P. between CIF-Halifax Plaza Associates, LLC and Fairport Associates, L.P., entered into as of January 7, 2003;
(10.30) Property Management Agreement (Halifax Plaza) between Halifax Plaza Associates, L.P. and Brentway Management LLC, made as of January ___, 2003;
(10.31) Bill of Sale by Caldwell Development Company to Halifax Plaza Associates, L.P., executed ________, 2003;
(10.32) Indemnification Agreement between Mark G. Caldwell and Halifax Plaza Associates, L.P. by and between Mark G. Caldwell and Halifax Plaza Associates, L.P., dated February __, 2003;
(10.33) Loan Agreement by and between Halifax Plaza Associates, L.P. and Citizens Bank of Pennsylvania, made ____________, 2003;
(10.34) Promissory Note for Halifax Plaza Associates, L.P. to Citizens Bank of Pennsylvania, dated __________, 2003;
(10.35) Open-End Mortgage and Security Agreement between Halifax Plaza Associates, L.P. and Citizens Bank of Pennsylvania, dated _____, 2003;
(10.36) Assignment of Leases and Rents by Halifax Plaza Associates, L.P. and Citizens Bank of Pennsylvania, made _______, 2003;
(10.37) General Collateral Assignment and Security Agreement by and between Halifax Plaza Associates, L.P. and Citizens Bank of Pennsylvania, made _________, 2003;

(10.38) Environmental Indemnity Agreement by Halifax Plaza Associates, L.P. and Citizens Bank of Pennsylvania, made _________, 2003;

(10.39) Guaranty and Suretyship Agreement by Cedar Income Fund, Ltd. and Cedar Income Fund Partnership, L.P. in favor of Citizens Bank of Pennsylvania, made ______, 2003;

(10.40) Interest Rate Swap Agreement (Reference: CMD00079) from Citizens Bank of Pennsylvania for the benefit of Halifax Plaza Associates, L.P., dated February 11, 2003;

(10.41) Interest Rate Swap Agreement (Reference: CMD00081) from Citizens Bank of Pennsylvania for the benefit of Halifax Plaza Associates, L.P., dated February 11, 2003;

(99.1) Press Release issued by Cedar Income Fund, Ltd. regarding the closing of the acquisition of Fairview Plaza, New Cumberland, PA, dated January 10, 2003; and

(99.2) Press Release issued by Cedar Income Fund, Ltd. regarding the closing of the acquisition of Newport Plaza, Newport, PA and Halifax Plaza, Halifax, PA, dated February 6, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CEDAR INCOME FUND, LTD.


                                        By:  /s/ Leo S. Ullman
                                            ----------------------------------
                                             Leo S. Ullman
                                             Chairman

Dated: February 21, 2003